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                                                                   Exhibit 25(k)

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [_]



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)

                                  -------------

                        FleetBoston Financial Corporation
               (Exact name of obligor as specified in its charter)


Rhode Island                                           05-0341324
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

One Federal Street
Boston, Massachusetts                                  02110
(Address of principal executive offices)               (Zip code)

                                  -------------

          Guarantee of Preferred Securities of Fleet Capital Trust VIII
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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Superintendent of Banks of the State     2 Rector Street, New York,
of New York                              N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                         N.Y.  10045

Federal Deposit Insurance Corporation    Washington, D.C.  20429

New York Clearing House Association      New York, New York   10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of May, 2000.


                                                 THE BANK OF NEW YORK



                                                 By: /S/  Mary Beth A. Lewicki
                                                    ---------------------------
                                                    Name:  Mary Beth A. Lewicki
                                                    Title: Vice President

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                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions
     Noninterest-bearing balances and currency and coin.............$ 3,247,576
     Interest-bearing balances......................................  6,207,543
Securities
     Held-to-maturity securities....................................    827,248
     Available-for-sale securities..................................  5,092,464
Federal funds sold and Securities purchased under agreements to resell.........................................................  5,306,926
Loans and lease financing receivables
     Loans and leases, net of unearned income............ 37,734,000
     LESS Allowance for loan and lease losses............    575,224
     LESS Allocated transfer risk reserve................     13,278
     Loans and leases, net of unearned income, allowance, and
          reserve................................................... 37,145,498
Trading Assets......................................................  8,573,870
Premises and fixed assets (including capitalized leases)............    723,214
Other real estate owned.............................................     10,962
Investments in unconsolidated subsidiaries and associated companies.    215,006
Customers' liability to this bank on acceptances outstanding........    682,590
Intangible assets...................................................  1,219,736
Other assets........................................................  2,542,157
                                                                    -----------
Total assets........................................................$71,794,790
                                                                    ===========
LIABILITIES
Deposits
     In domestic offices............................................$27,551,017
     Noninterest-bearing................................. 11,354,172
     Interest-bearing.................................... 16,196,845
     In foreign offices, Edge and Agreement subsidiaries, and IBFs.. 27,950,004
     Noninterest-bearing.................................    639,410
     Interest-bearing.................................... 27,310,594
Federal funds purchased and Securities sold under agreements to repurchase.....................................................  1,349,708
Demand notes issued to the U S Treasury.............................    300,000
Trading liabilities.................................................  2,339,554
Other borrowed money
     With remaining maturity of one year or less....................    638,106
     With remaining maturity of more than one year through three
          years.....................................................        449
     With remaining maturity of more than three years...............     31,080
Bank's liability on acceptances executed and outstanding............    684,185
Subordinated notes and debentures...................................  1,552,000
Other liabilities...................................................  3,704,252
                                                                    -----------
Total liabilities................................................... 66,100,355
                                                                    -----------
EQUITY CAPITAL
Common Stock........................................................  1,135,284
Surplus.............................................................    866,947
Undivided profits and capital reserves..............................  3,765,900
Net unrealized holding gains (losses) on available-for-sale
     securities.....................................................    (44,599)
Cumulative foreign currency translation adjustments.................    (29,097)
                                                                    -----------
Total equity capital................................................  5,694,435
                                                                    -----------
Total liabilities and equity capital................................$71,794,790
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     I Thomas J Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                 Thomas J Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A Renyi           Director
     Alan R Griffith          Director
     Gerald L. Hassell        Director